Exhibit 10.1

FORM OF
NONQUALIFIED
OPTION AGREEMENT

THIS NONQUALIFIED OPTION AGREEMENT (this "Agreement") is entered into effective as of ______________ (the "Grant Date"), by CRAFT BREW ALLIANCE, INC., a Washington corporation (the "Company"), and _____________________________ (the "Optionholder").
RECITALS
A.    The Company has adopted the 2014 Stock Incentive Plan (the "Plan"). Capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan.
B.    The Committee has designated the Optionholder to receive a stock option under the Plan.
NOW, THEREFORE, the Company and the Optionholder agree as follows:
1.Grant of the Option. The Company grants to the Optionholder a Nonqualified Option (the "Option") to acquire from the Company ______ shares of Common Stock (the "Shares") at the price of _________ per share (the "Purchase Price"). The Option is subject to all of the provisions of the Plan and the terms and conditions specified in this Agreement.
1.    Term of the Option. Unless earlier terminated pursuant to the Plan, the Option will terminate on the earliest to occur of the following: (a) the expiration of three (3) months following the date of termination of the Optionholder's Continuous Service for any reason other than death, Disability or "for cause" (as defined in Section 14.4 of the Plan; referred to herein as "Cause"); (b) the expiration of one year following the date of termination of the Optionholder's Continuous Service by reason of death or Disability; (c) the date of termination of the Optionholder's Continuous Service for Cause; and (d) the tenth anniversary of the Grant Date (_________________).
2.    Exercisability. Except as specified below and in Section 5.5 of the Plan, the Option will become exercisable (a) as to twenty-five percent (25%) of the Shares on the first anniversary of the Grant Date, and (b) as to an additional twenty-five percent (25%) of the Shares on each of the next three anniversaries of the Grant Date. If the Optionholder's Continuous Service terminates by reason of death or Disability, the Option will immediately become exercisable in full. If the Optionholder’s Continuous Service terminates by reason of Cause, all outstanding Options shall be forfeited (whether Vested or not Vested) and expire on the date of termination. Except as provided in Section 5.5 of the Plan, if the Optionholder's Continuous Service terminates for any reason other than death, Disability or Cause, the Option thereafter will be exercisable only for the Shares as to which it was exercisable on the date of termination.

Exhibit 10.1

3.    Exercise of the Option. In order to exercise the Option, the Optionholder must do the following:
(a)    deliver to the Company a written notice, in substantially the form of the attached Exhibit A, specifying the number of Shares for which the Option is being exercised;
(b)    tender payment to the Company of the aggregate Purchase Price for the Shares for which the Option is being exercised, which amount may be paid –
(i)    by check;
(ii)    by delivery to the Company of shares of Common Stock already owned by the Optionholder that have a Fair Market Value, as of the date of exercise, equal to the aggregate Purchase Price payable;
(iii)    by withholding Shares issuable to the Optionholder upon exercise of the Option with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Shares as to which the Option is exercised;
(iv)     by delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the Committee:
(A)    to sell Shares subject to the Option and to deliver all or a part of the sales proceeds to the Company in payment of all or a part of the Purchase Price (and withholding taxes, if applicable) due; or
(B)    to pledge Shares subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to the Company in payment of all or a part of the Purchase Price and withholding taxes due, provided that the Optionholder is not a Reporting Person; or
(v)    by such other means as the Committee, in its sole discretion, may permit at the time of exercise;
(c)    pay, or make arrangements satisfactory to the Committee for payment to the Company of, all taxes required to be withheld by the Company in connection with the exercise of the Option; and
(d)    execute and deliver to the Company any other documents required from time to time by the Committee in order to promote compliance with applicable laws, rules and regulations.
4.    Tax Withholding and Reimbursement. The Company is authorized to withhold from the Optionholder's other compensation any withholding and payroll taxes imposed on the Company in connection with or with respect to the exercise or other settlement of the Option (the "Payroll Taxes"). In the event the Optionholder is no longer an employee of the Company at the time of exercise or there is insufficient other income from which to withhold Payroll Taxes, the

Exhibit 10.1

Optionholder agrees to pay the Company an amount sufficient to provide for payment of all Payroll Taxes. In no event will the amount withheld exceed the minimum amount of tax required to be withheld by law in connection with exercise of the Option. Payment may be in (a) cash, (b) shares of Common Stock otherwise owned by the Optionholder, duly endorsed for transfer, with a Fair Market Value equal to the sums to be withheld, (c) Shares issuable to the Optionholder upon exercise of the Option with a Fair Market Value equal to the sums to be withheld, or (d) any combination of the foregoing methods of payment; provided that, with respect to clauses (b) and (c), the Committee may, at any time in its sole discretion, suspend or terminate the use of those methods of satisfying the tax withholding obligation upon notice to the Optionholder.
5.    Acceptance of Option; Further Assurances. By executing this Agreement, the Optionholder accepts the Option, acknowledges receipt of a copy of the Plan, and agrees to comply with and be bound by all of the provisions of the Plan and this Agreement. The Optionholder agrees to execute from time to time such additional documents as the Company may reasonably require in order to effectuate the purposes of the Plan and this Agreement.
6.    Clawback/Recovery. Any compensation paid to the Optionholder under the Option may be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or quoted or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, including the Sarbanes-Oxley Act of 2002. The Optionholder agrees to promptly repay any such compensation as directed by the Company under any such clawback.
7.    Entire Agreement; Amendments; Binding Effect. This Agreement, together with the Plan, constitutes the entire agreement and understanding between the Company and the Optionholder regarding the subject matter hereof. Except as permitted by the Plan, no amendment of the Option or this Agreement, or waiver of any provision of this Agreement or the Plan, shall be valid unless in writing and duly executed by the Company and the Optionholder. The failure of any party to enforce any of that party's rights against the other party for breach of any of the terms of this Agreement or the Plan shall not be construed as a waiver of such rights as to any continued or subsequent breach. This Agreement shall be binding upon the Optionholder and his or her heirs, successors and assigns.
IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.
"Company"    CRAFT BREW ALLIANCE, INC.

By
     [Name]
     [Title]
"Optionholder"

Exhibit 10.1

EXHIBIT A

NOTICE OF STOCK OPTION EXERCISE

CRAFT BREW ALLIANCE, INC.
2014 STOCK INCENTIVE PLAN

To:            Craft Brew Alliance, Inc.
929 North Russell Street
Portland, Oregon 97227
Attention: ___________________

Optionholder:        ____________________________
Print Name

Mailing Address:    ____________________________
____________________________
____________________________

Telephone Number:    ____________________________

Option:        The option evidenced by an Option Agreement dated ___________, 20__.

OPTION EXERCISE

I hereby elect to exercise the Option to purchase shares ("Shares") of common stock of Craft Brew Alliance, Inc. ("CBA"), covered by the Option as follows:

Number of Shares Purchased (a)     ___________________
Per-Share Option Price (b)        $___________________
Aggregate Purchase Price (a times b)    $___________________
Closing Date of Purchase         ___________________

Form of Payment [Check One]:

☐	My check in the full amount of the Aggregate Purchase Price (as well as a check for any withholding taxes, if this box ☐ is checked). See "Instructions" below.

☐
Delivery of previously owned shares of CBA common stock with a fair market value equal to the Aggregate Purchase Price (as well as any withholding taxes, if this box ☐ is checked). See "Instructions" below.

Exhibit 10.1

☐
Withholding of that number of Shares of CBA common stock otherwise issuable to me upon exercise of the Option, with a fair market value on the date of exercise equal to the Aggregate Purchase Price (as well as any withholding taxes, if this box ☐ is checked). See "Instructions" below.

☐
My irrevocable direction to my securities broker (see below) to sell Shares subject to the Option and deliver a portion of the sales proceeds to Craft Brew Alliance, Inc., in full payment of the Aggregate Purchase Price (as well as any withholding taxes, if this box ☐ is checked). See "Instructions" below. I hereby confirm that any sale of Shares will be in compliance with CBA's policies on insider trading and Rule 144, if applicable. I HEREBY IRREVOCABLY AUTHORIZE ______________________ to transfer funds to Craft Brew Alliance, (name of broker)
Inc., from my account in payment of the Aggregate Purchase Price (and withholding taxes, if applicable) and Craft Brew Alliance, Inc., is hereby directed to issue the Shares for my account with such broker and to transmit the Shares to the broker indicated above.

Instructions:

(1) If payment is to be by check, a check for the amount of the Aggregate Purchase Price payable to Craft Brew Alliance, Inc., should be submitted with this Notice.

(2) If payment is to be by surrender of previously owned shares or by attestation of ownership (see Attestation Form below), either a certificate for the shares accompanied by a stock power endorsed in blank or the completed Attestation Form should be submitted with this Notice. If applicable, a certificate for any shares in excess of those needed to satisfy the Aggregate Purchase Price (and withholding taxes, if applicable) will be returned to you with the certificate for your option shares. Any change in registration between the payment shares and the new shares will require a properly executed stock power that is guaranteed by an institution participating in a recognized medallion signature guarantee program.

(3) Withholding tax is due immediately upon exercise of a nonqualified stock option by an employee. Non-employee directors are not currently subject to withholding. If withholding tax is due at the time of exercise, you will be notified of the amount and satisfactory arrangements must be made for payment before a stock certificate for your option shares will be delivered to you (or your broker, if applicable). Among other alternatives, amounts necessary to satisfy withholding obligations may be deducted from compensation otherwise payable to you. In no event will the amount withheld exceed the minimum amount of tax required to be withheld by law in connection with exercise of the Option.

(4) The ability to use shares of CBA common stock to satisfy your tax withholding obligations may be suspended or terminated by the Compensation Committee of CBA's Board of Directors in its sole discretion at any time upon notice to you.

Exhibit 10.1

ISSUANCE INSTRUCTIONS FOR STOCK CERTIFICATES

Please register the stock certificate(s) in the following name(s):

______________________________
______________________________
______________________________

If applicable, please check one: ☐ JT TEN    ☐ TEN COM ☐ Other

Please deliver the stock certificate(s) to (check one):

☐ My brokerage account
______________________________
______________________________
______________________________
Attn: _________________________
Account No.:____________________; or

☐ My mailing address set forth above.

___________________________        ___________________________________
Date                        Signature of Participant

ATTESTATION FORM

As indicated above, I have elected to use shares of CBA common stock that I already own to pay the Aggregate Purchase Price of the Option (and withholding taxes, if applicable).

I attest to the ownership of the shares represented by the certificate(s) listed below or to the beneficial ownership of the shares held in the name of my broker, as indicated in the attached copy of my brokerage statement. I will be deemed to have delivered such shares to CBA in connection with the exercise of my Option.

I understand that, because I (and any joint owner) will retain ownership of the shares (the "Payment Shares") deemed delivered to pay the Aggregate Purchase Price (and withholding taxes, if applicable), the number of shares to be issued to me upon exercise of my Option will be reduced by the number of Payment Shares. I represent that I have full power to deliver and convey certificates representing the Payment Shares to CBA and by such delivery and conveyance could have caused CBA to become sole owner of the Payment Shares. The joint owner of the Payment Shares, if any, by signing this Form, consents to these representations and to the exercise of the Option by this attestation.

Exhibit 10.1

List certificate(s) and number of shares covered, or attach a copy of your brokerage statement:

Common Stock Certificate Number	Number of Shares Covered

Date: __________________

Print Name of Optionholder:        ____________________________________________

Signature of Optionholder:        ____________________________________________

Print Name of Joint Owner:        ____________________________________________

Signature of Joint Owner:        ____________________________________________

If you are attaching a copy of your brokerage statement, you must have your securities broker complete the following:

The undersigned hereby certifies that the foregoing attestation is correct.

__________________________________
Name of Brokerage Firm

Date: ______________________            By: ______________________________
Telephone No.:_______________
____________________________
Print Name of Signing Broker

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